Residential Loans at Amortized Cost, Net - Schedule of Purchased Residential Loans Deemed to be Credit-Impaired (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Receivables [Abstract]
Contractually required cash flows for acquired loans at acquisition	$ 5,271	$ 6,593
Nonaccretable difference	(3,920)	(4,921)
Expected cash flows for acquired loans at acquisition	1,351	1,672
Accretable yield	0	0
Fair value at acquisition	$ 1,351	$ 1,672